UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

December 5, 2006
Date of Report (date of earliest event reported)

SYNOPSYS, INC.

(Exact name of Registrant as specified in charter)

Delaware	000-19807	56-1546236
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

700 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 584-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 5, 2006, the Compensation Committee of the Board of Directors of Synopsys, Inc. (the “Company”) approved fiscal 2006 bonus payments for executive officers of the Company. The Committee also approved (1) fiscal 2007 base salaries for its executive officers, (2) the fiscal 2007 Executive Incentive Plan covering executive officers and (3) fiscal 2007 target bonus compensation for executive officers. The actual amounts of the fiscal 2007 bonus for such officers will be dependent upon the Company’s and the individual officers’ actual performance during fiscal 2007 and other factors set forth in the fiscal 2007 Executive Incentive Plan.

The following table sets forth the information specified for our Chief Executive Officer and next four most highly compensated executive officers whose compensation earned during fiscal 2006 exceeded $100,000:

Name	Fiscal 2006 Bonus(1)	Fiscal 2007 Base Salary	Fiscal 2007 Bonus Target(2)	Fiscal 2006 OPI Bonus(3)		Fiscal 2007 OPI Target Bonus(3)
Aart de Geus	$1,150,000	$450,000	$1,080,000	$107,100		$110,000
Chi-Foon Chan	$760,000	$420,000	$714,000	$80,000		$80,000
Joe Logan	$586,000	$330,000	$330,000	N/A	(4)	N/A	(4)
Deirdre Hanford	$415,000	$330,000	$330,000	$42,000		$47,000
Antun Domic	$309,000	$370,000	$296,000	$46,000		$47,000

(1) Bonus and commissions paid pursuant to fiscal 2006 Executive Incentive Plan, except for Mr. Logan whose compensation was awarded pursuant to individual compensation arrangement established prior to the time Mr. Logan became an executive officer.

(2) Target bonus payable under 2007 Executive Incentive Plan.

(3) Bonus paid or targeted to be paid under Synopsys Executive Operating Plan Incentive (OPI).

(4) Mr. Logan does not participate in the OPI.

Also on December 5, the Compensation Committee approved a form of Restricted Stock Unit Agreement pursuant to which eligible executive officers may receive grants of restricted stock units under the Company’s 2006 Employee Equity Incentive Plan. Restricted Stock Units granted pursuant to such agreements may vest upon achievement of individual or corporate performance milestones.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.31	Synopsys Executive Operating Plan Incentive(1) (2)
10.41	Form of Fiscal 2007 Executive Incentive Plan(1)
10.42	Form of Restricted Stock Unit Agreement(1)
10.43	Fiscal 2006 Executive Incentive Plan(1)

(1)          Compensatory plan or agreement in which an executive officer or director participates.

(2)          Incorporated by reference from the Company’s Current Report on Form 8-K (Commission File No. 000-19807) filed with the Securities and Exchange Commission on December 12, 2005.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2006	SYNOPSYS, INC.

/s/ Brian E. Cabrera
Brian E. Cabrera
Vice President, General Counsel
and Secretary

Exhibit Index

Exhibit Number	Exhibit Title

10.31	Synopsys Executive Operating Plan Incentive(1) (2)
10.41	Form of Fiscal 2007 Executive Incentive Plan(1)
10.42	Form of Restricted Stock Unit Agreement(1)
10.43	Fiscal 2006 Executive Incentive Plan(1)

(1)          Compensatory plan or agreement in which an executive officer or director participates.

(2)          Incorporated by reference from the Company’s Current Report on Form 8-K (Commission File No. 000-19807) filed with the Securities and Exchange Commission on December 12, 2005.